Loan from Lessor	9 Months Ended
Sep. 30, 2021
Loan from Lessor
Loan from Lessor

Note 7. Loan from Lessor

In October 2020, the Company entered into a lease for approximately 1,356 square meters, which is allocated on 839 square meters of office space, and 518 square meters of laboratory space in Hørsholm, Denmark. In addition to the ordinary lease payments, the Company obtained financing from DTU Science Park A/S (“DTU”) for rebuilding the laboratory facility and engineering building to match the Company’s needs. The Company will repay the $1.3 million financing at a fixed interest rate of 6% over 8 years. If the lease is terminated due to default by the Company before the outstanding balance, including interest accrued, has been repaid, the remaining balance is due immediately. The finance liability is recorded at costs, which approximates fair value at the time of issuance.  As of September 30, 2021, the Company is still in discussions with DTU on the actual costs incurred. Consequently, no payments have been made to date and the Company continues to accrue interests on the outstanding balance.

As a result of the finance structure this amount is not included as Purchase of property, plant and equipment within the condensed consolidated interim statements of cash flows. The leasehold improvements recognized will be subject for adjustment when the actual costs incurred are made available from DTU.

The following table sets forth the finance liability (in thousands):

September 30,
2021
Loan from lessor	1,259
Total Loan from lessor	1,259
Less: Loan from lessor, current portion	(159)
Total Loan from lessor, net of current portion	1,100